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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2008 through September 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                           Pioneer High Income Trust
                     Semiannual Report | September 30, 2008

Ticker Symbol:    PHT

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                          2

Portfolio Management Discussion                4

Portfolio Summary                              8

Prices and Distributions                       9

Performance Update                            10

Schedule of Investments                       11

Financial Statements                          32

Financial Highlights                          35

Notes to Financial Statements                 37

Trustees, Officers and Service Providers      48

            Pioneer High Income Trust | Semiannual Report | 9/30/08            1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920's. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we

2           Pioneer High Income Trust | Semiannual Report | 9/30/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

            Pioneer High Income Trust | Semiannual Report | 9/30/08            3

Portfolio Management Discussion | 9/30/08

A spreading financial crisis that originated in the credit markets intensified during the six months ending September 30, 2008. Growing fears about credit risk prompted fixed-income investors to seek out higher quality bonds and avoid lower-rated debt securities. As this flight to quality continued, high-yield corporate bonds declined in value when the difference in yields between lower-rated corporate securities and Treasury securities widened significantly. The following is an interview with Andrew Feltus, who discusses the performance of Pioneer High Income Trust during the six-month period ended September 30, 2008. Mr. Feltus, a member of Pioneer's fixed-income team, is responsible for the daily management of the Trust.

Q    How did the Trust perform during the six months ending September 30, 2008?

A Pioneer High Income Trust generated a total return of -4.88% at net asset value during the period, outperforming the benchmark Merrill Lynch High Yield Master II Index, which returned -7.84%. In an environment in which investors tried to avoid credit risk, the discount between the Trust's net asset value and market price widened, leading to a total return at market price of -16.44% for the period. At the end of the period, the Trust's shares were selling at a 13.9% discount to net asset value. The Trust's SEC 30-day yield was 18.51% on September 30, 2008.

Q    How did you position the Trust during the period?

A Despite intermittent rallies, the market for high-yield corporate debt deteriorated over the period as the effects of a credit crunch penetrated deeper and spread wider into the overall economy. The center of the problem was the deterioration in housing prices, which eventually resulted in the failure or near-collapse of several major financial institutions. Investment bank Lehman Brothers filed for bankruptcy, while the federal government took over the nation's two largest mortgage institutions, Fannie Mae and Freddie Mac. Giant mortgage lender Washington Mutual became the largest banking failure in the nation's history as it was taken over by JP Morgan Chase, while Merrill Lynch was acquired by Bank of America, and the faltering Wachovia Bank became the subject of a takeover battle between Citigroup and Wells Fargo. As the financial markets became more volatile and available money for traditional lending grew more scarce, Congress passed a $700 billion financial rescue plan, and the Federal Reserve Board continued to find ways to inject more money into the financial system. Meanwhile, evidence increased that the nation's economic growth rate was decelerating

4            Pioneer High Income Trust | Semiannual Report | 9/30/08
     as unemployment increased while manufacturing output and consumer spending weakened.

     We had anticipated a slowing in the economy and already positioned the Trust defensively when the period began. However, the high-yield market performed more poorly than expected. By September 30, 2008, the difference in yield between high-yield corporate bonds and Treasuries had widened to more than 11 percentage points (1,100 basis points) -- farther apart than they were just a year earlier. In effect, the market appeared to be anticipating a default rate in high-yield bonds approaching nearly 20%, even though the default rate was just 3% on September 30, 2008.

     Throughout the six months ended September 30, 2008, the Trust upgraded overall credit quality while reducing positions in bonds of more volatile, cyclical companies that were more likely to be affected by any downturn in the economy. The Trust also reduced investments in foreign-denominated securities, finishing the period with about 80% of Trust assets invested in U.S. dollar-denominated securities. At the end of the period, 64% of Trust assets were invested in domestic high-yield corporate bonds, 3% were invested in U.S. investment-grade corporate debt and about 2.6% were invested in domestic bank loans. We increased our cash position to almost 7% of assets as of September 30, 2008. Average credit quality was B.

Q    How did the Trust's positioning affect performance?

A Security selection played a major role in the Trust's outperformance for the period relative to the Merrill Lynch High Yield Master II Index, as did the overall defensive stance that we took. Moreover, the reduction in exposure to foreign currencies helped during a period in which the euro fell by 8% against the U.S. dollar, while the investments in bank loans also supported results. In addition, the Trust's investments in catastrophe-linked insurance bonds performed well.

     During a period in which high-yield securities generally declined in price, the Trust's position in bank loans to Talecris helped when the value of the investment rose by about 13%. Talecris, a health care-related company involved in processing blood supplies, successfully entered into an agreement with another corporation that improved its growth prospects.

     The bankruptcy filings of two companies had, however, negative impacts on results. LandSource, a joint venture of homebuilder Lennar and of the California Public Employees' Retirement System (CALPERS), filed for bankruptcy protection after it was hit hard by the downturn in the California real estate market. In addition, HRP Myrtle Beach, whose bonds were backed by the Hard Rock Cafe theme park in South Carolina, filed for bankruptcy protection after business revenues failed to meet expectations. The

            Pioneer High Income Trust | Semiannual Report | 9/30/08            5

     Trust had just a small position in LandSource. The Trust retained its investment in the HRP bonds, as we think there is potential value to be recovered.

Q How did the crisis in the credit markets affect the Trust's strategy in using leverage, or borrowed money?

A While we did not increase the total amount of leverage used in the Trust's strategy, the effects of declining prices of bond holdings resulted in the leverage position increasing from about 27% of assets to approximately 32% on September 30, 2008. The Trust had issued auction-rate preferred shares as a low-cost way of borrowing, and the market for auction-rate preferred shares continued to be frozen in the six months under review. That meant that investors holding the preferred shares were unable to sell their shares at auctions, while the borrowing costs for the Trust increased under terms of the preferred share documents. Pioneer continues to seek ways to resolve the situation.

Q    What is your investment outlook?

A The credit crisis appeared to intensify near the end of the six-month period ended September 30, 2008, discouraging expectations for an early economic recovery. We believe it is clear that the longer the credit crisis continues, the longer it will take for the economy to regain full strength. However, we think there may be good opportunities in the market once we look beyond the immediate near term and take a longer view. High-yield bonds, based on their current yield advantages over Treasuries, appear to offer excellent compensation for the risks they present, as we think it is highly unlikely that defaults will climb as high as prices seem to imply. At the same time, the Federal Reserve and the U.S. Treasury appear to be determined to pull the economy out of its slump. Any resurgence in growth trends should lead to a recovery in the credit markets. The biggest unknown is when a recovery will begin. We remain positive, however, about the prospects for high-yield bonds once the recovery becomes evident.

     Meanwhile, the correction in the high-yield market has given us the opportunity to invest in securities with very attractive yields. As a consequence, we believe that the Trust's dividend to shareowners should be secure for now.

Please refer to the Schedule of Investments on pages 11 - 31 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

6            Pioneer High Income Trust | Semiannual Report | 9/30/08

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust may use leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's registration statement on Form N-2 relating to its common shares.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes.

            Pioneer High Income Trust | Semiannual Report | 9/30/08            7

Portfolio Summary | 9/30/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds & Notes                                  74.2%
Temporary Cash Investments                               13.7%
Municipal Bonds                                           3.4%
Floating Rate Loan Interests                              2.4%
Asset Backed Securities                                   1.5%
Sovereign Debt Obligations                                1.4%
Collateralized Mortgage Obligations                       1.2%
Convertible Bonds                                         0.9%
Municipal Collateralized Debt Obligations                 0.6%
Common Stock                                              0.3%
Convertible Preferred Stock                               0.2%
Warrants                                                  0.2%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

0-1 Year         13.6%
1-3 Years        17.4%
3-4 Years        26.8%
4-6 Years        33.6%
6-8 Years         4.9%
8+ Years          3.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.  Xerox Capital Trust I, 8.0%, 2/1/27                          2.42%
 2.  GATX Financial Corp., 8.875%, 6/1/09                         1.82
 3.  NCO Group, Inc., 11.875%, 11/15/14                           1.65
 4.  First Data Corp., 9.875%, 9/24/15 (144A)                     1.58
 5.  Cia Brasileira de Bebida, 10.5%, 12/15/11                    1.46
 6.  Cricket Communications, Inc., 9.375%, 11/1/14                1.34
 7.  Waste Services, Inc., 9.5%, 4/15/14                          1.28
 8.  Presidential Life Corp., 7.875%, 2/15/09                     1.21
 9.  Graphic Packaging International, Inc., 9.5%, 8/15/13         1.13
10.  Kabel Deutschland GMBH, 10.75%, 7/1/14                       1.13

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8            Pioneer High Income Trust | Semiannual Report | 9/30/08

Prices and Distributions | 9/30/08

Market Value per Common Share
--------------------------------------------------------------------------------

             9/30/08         3/31/08
             $ 10.32         $ 13.15
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

             9/30/08         3/31/08
             $ 11.98         $ 13.41
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

                                 Net
                              Investment      Short-Term         Long-Term
                                Income       Capital Gains     Capital Gains
      4/1/08-9/30/08           $ 0.8250          $ --              $ --
--------------------------------------------------------------------------------

            Pioneer High Income Trust | Semiannual Report | 9/30/08            9

Performance Update | 9/30/08

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust, compared to that of the Merrill Lynch High Yield Master II Index.

Cumulative Total Returns
(As of September 30, 2008)
----------------------------------------------
                     Net Asset         Market
Period               Value ("NAV")     Price
----------------------------------------------
Life-of-Trust
(4/25/02)                75.75%         44.63%
5 Years                  41.99          20.79
1 Year                  -11.68         -28.37
----------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                                 Merrill Lynch
                Pioneer High      High Yield
                Income Trust    Master II Index
4/02              $10,013           $10,000
                    9,072             8,879
9/03               11,973            11,481
                   14,398            12,899
9/05               15,990            13,763
                   19,334            14,855
9/07               20,190            16,004
9/08               14,462            14,141

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common shares is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

Index comparison begins April 30, 2002. The Merrill Lynch High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

10            Pioneer High Income Trust | Semiannual Report | 9/30/08

Schedule of Investments | 9/30/08 (unaudited)

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    ASSET BACKED SECURITIES -- 2.3% of Net Assets
                                    CAPITAL GOODS -- 1.2%
                                    Electrical Components & Equipment -- 1.2%
     4,110,220            NR/NR     Ormat Funding Corp., 8.25%, 12/30/20                    $  3,863,606
                                                                                            ------------
                                    Total Capital Goods                                     $  3,863,606
--------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.2%
                                    Airlines -- 0.2%
       691,667             B/B1     Continental Airlines, Inc., Series B, 8.499%, 11/1/12   $    639,792
                                                                                            ------------
                                    Total Transportation                                    $    639,792
--------------------------------------------------------------------------------------------------------
                                    BANKS -- 0.3%
                                    Thrifts & Mortgage Finance -- 0.3%
       531,442(a)       AA+/Aa1     ACE Securities Corp., 3.807%, 12/25/34                  $    389,166
       425,438(a)       AAA/Aaa     Countrywide Asset-Backed Certificates,
                                    3.387%, 7/25/36                                              381,259
       246,000(a)       AAA/Aaa     FBR Securitization Trust, 3.557%, 10/25/35                   170,828
                                                                                            ------------
                                    Total Banks                                             $    941,253
--------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.0%
                                    Other Diversified Financial Services -- 0.0%
       280,000(a)       AAA/Aaa     Bear Stearns Asset Backed Securities Trust,
                                    3.657%, 1/25/47                                         $    120,293
                                                                                            ------------
                                    Total Diversified Financials                            $    120,293
--------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 0.6%
                                    Electric -- Utilities -- 0.6%
     2,175,000(a)         NR/NR     Power Contract Financing III LLC, 1.332%,
                                    2/5/10 (144A)                                           $  1,957,500
                                                                                            ------------
                                    Total Utilities                                         $  1,957,500
--------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $7,873,154)                                       $  7,522,444
--------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
                                    of Net Assets
                                    CONSUMER SERVICES -- 0.3%
                                    Restaurants -- 0.3%
     1,245,000           BB/Ba3     DB Master Finance LLC, 8.285%, 6/20/31 (144A)           $    932,667
                                                                                            ------------
                                    Total Consumer Services                                 $    932,667
--------------------------------------------------------------------------------------------------------
                                    BANKS -- 1.6%
                                    Diversified Banks -- 0.2%
       524,160(a)       AAA/Aaa     Countrywide Alternative Loan Trust, 3.557%, 9/25/35     $    331,226
       786,249(a)       AAA/Aaa     Countrywide Alternative Loan Trust, 3.567%, 1/25/36          418,456
                                                                                            ------------
                                                                                            $    749,682
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            11

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    Thrifts & Mortgage Finance -- 1.4%
       720,000(a)       AAA/Aaa     Carrington Mortgage Loan Trust, 3.307%, 10/25/36        $    657,924
     1,504,000(a)       AAA/Aaa     Carrington Mortgage Loan Trust, 3.407%, 2/25/37            1,292,781
       331,949(a)       AAA/Aaa     Countrywide Home Loan Mortgage Pass Through Trust,
                                    3.567%, 3/25/35                                              179,278
     1,202,966(a)       AAA/Aaa     Harborview Mortgage Loan Trust, 3.24%, 11/19/36              720,393
     1,769,400(a)        AAA/B1     Luminent Mortgage Trust, 3.467%, 7/25/36                     527,021
       446,448(a)       AAA/Aaa     Structured Asset Mortgage Investments, Inc.,
                                    3.517%, 9/25/45                                              284,955
     1,041,276(a)       AAA/Aaa     WaMu Mortgage Pass Through Certificates,
                                    3.437%, 4/25/45                                              680,855
       251,192(a)       AAA/Aaa     WaMu Mortgage Pass Through Certificates,
                                    3.687%, 7/25/45                                               99,547
                                                                                            ------------
                                                                                            $  4,442,754
                                                                                            ------------
                                    Total Banks                                             $  5,192,436
--------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.0%
                                    Other Diversified Financial Services -- 0.0%
       227,029(a)       AAA/Aaa     First Franklin Mortgage Loan Asset Backed Certificates,
                                    3.397%, 3/25/36                                         $    192,539
                                                                                            ------------
                                    Total Diversified Financials                            $    192,539
--------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $7,047,292)                                       $  6,317,642
--------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS & NOTES -- 116.7% of Net Assets
                                    ENERGY -- 10.1%
                                    Oil & Gas Drilling-- 1.1%
     3,924,838            NR/NR     DDI Holding AS, 9.3%, 1/19/12 (144A)                    $  3,453,857
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Equipment & Services -- 2.4%
     1,100,000            NR/NR     Nexus 1 Pte, Ltd., 10.5%, 3/7/12 (144A)                 $    990,000
NOK 11,500,000            NR/NR     Petrojack AS, 11.0%, 4/19/10                               1,828,392
       500,000(a)         NR/NR     PetroProd, Ltd., 8.788%, 1/12/12 (144A)                      415,000
     2,000,000            NR/NR     Sevan Marine ASA, 9.25%, 12/20/11 (144A)                   1,800,000
     3,500,000            NR/NR     Skeie Drilling & Production ASA, 11.25%,
                                    3/8/13 (144A)                                              2,660,000
                                                                                            ------------
                                                                                            $  7,693,392
--------------------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- 0.6%
     2,070,000            NR/B2     Tristan Oil, Ltd., 10.5%, 1/1/12 (144A)                 $  1,800,900
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 4.2%
     2,500,000            NR/NR     Norse Energy Corp. ASA, 6.5%, 7/14/11 (144A)            $  2,050,000
NOK  3,000,000            NR/NR     Norse Energy Corp. ASA, 10.0%, 7/13/10                       479,509
NOK 11,500,000            NR/NR     Norwegian Energy Co. AS, 11.0%, 7/13/10 (144A)             1,711,686
     1,610,000           B/Caa1     Parallel Petroleum Corp., 10.25%, 8/1/14                   1,449,000

The accompanying notes are an integral part of these financial statements.

12            Pioneer High Income Trust | Semiannual Report | 9/30/08

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    Oil & Gas Exploration & Production -- (continued)
     5,300,000          B+/Caa1     PetroQuest Energy, Inc., 10.375%, 5/15/12               $  4,823,000
     2,145,000             B/B2     Quicksilver Resources, Inc., 7.125%, 4/1/16                1,748,175
       710,000(a)         B-/B3     SandRidge Energy, Inc., 7.508%, 4/1/14 (144A)                667,619
     1,070,000(b)         B-/B3     SandRidge Energy, Inc., 8.625%, 4/1/15 (144A)                946,950
                                                                                            ------------
                                                                                            $ 13,875,939
--------------------------------------------------------------------------------------------------------
                                    Oil & Gas Refining & Marketing -- 1.8%
     4,075,000(n)        B/Caa1     Aventine Renewable Energy Holdings, Inc.,
                                    10.0%, 4/1/17                                           $  2,159,750
     2,120,000(n)      CCC/Caa1     VeraSun Energy Corp., 9.375%, 6/1/17                         837,400
     4,280,000(n)         B-/B1     VeraSun Energy Corp., 9.875%, 12/15/12                     3,081,600
                                                                                            ------------
                                                                                            $  6,078,750
                                                                                            ------------
                                    Total Energy                                            $ 32,902,838
--------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 12.9%
                                    Commodity Chemicals -- 3.7%
     4,750,000          CCC+/B3     Basell Finance Co., 8.1%, 3/15/27 (144A)                $  2,137,500
     2,000,000(n)      CCC/Caa1     Georgia Gulf Corp., 9.5%, 10/15/14                         1,230,000
     2,860,000(n)     CCC-/Caa2     Georgia Gulf Corp., 10.75%, 10/15/16                       1,287,000
     3,000,000             B/B3     Hexion US Finance Corp., 9.75%, 11/15/14                   2,370,000
     4,500,000         BBB-/Ba1     Methanex Corp., 8.75%, 8/15/12                             4,635,000
EURO   540,000          CCC+/B3     Nell AF S.a.r.l., 8.375%, 8/15/15 (144A)                     341,330
                                                                                            ------------
                                                                                            $ 12,000,830
--------------------------------------------------------------------------------------------------------
                                    Diversified Chemicals -- 0.3%
EURO   350,000            B-/B3     Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)        $    259,334
     1,270,000            B-/B3     Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)               685,800
                                                                                            ------------
                                                                                            $    945,134
--------------------------------------------------------------------------------------------------------
                                    Specialty Chemicals -- 1.1%
     4,635,000            B-/B3     ARCO Chemical Co., 9.8%, 2/1/20                         $  2,781,000
     2,250,000(n)         CC/Ca     Tronox Worldwide LLC, 9.5%, 12/1/12                          742,500
                                                                                            ------------
                                                                                            $  3,523,500
--------------------------------------------------------------------------------------------------------
                                    Construction Materials -- 1.7%
     4,500,000             B/B2     AGY Holding Corp., 11.0%, 11/15/14                      $  4,005,000
     2,185,000             B/B3     U.S. Concrete, Inc., 8.375%, 4/1/14                        1,704,300
                                                                                            ------------
                                                                                            $  5,709,300
--------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 2.7%
     2,795,000        CCC+/Caa1     Graham Packaging Co., 9.875%, 10/15/14                  $  2,431,650
     5,540,000(n)         B-/B3     Graphic Packaging International, Inc., 9.5%, 8/15/13       5,013,700
     2,150,000             B/NR     U.S. Corrugated, Inc., 10.0%, 6/1/13                       1,548,000
                                                                                            ------------
                                                                                            $  8,993,350
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            13

 Principal               S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                          Value
                                    Aluminum -- 0.3%
       705,000(a)         B-/B3     Noranda Aluminum Acquisition Corp.,
                                    6.828%, 5/15/15                                         $    535,800
       800,000(a)     CCC+/Caa1     Noranda Aluminum Holdings Corp.,
                                    8.578%, 11/15/14                                             528,000
                                                                                            ------------
                                                                                            $  1,063,800
--------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.9%
     2,890,000            B+/B1     FMG Finance Pty., Ltd., 10.625%, 9/1/16 (144A)          $  2,832,200
--------------------------------------------------------------------------------------------------------
                                    Steel -- 0.8%
     2,400,000(n)       BB+/Ba1     CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)          $  2,496,000
--------------------------------------------------------------------------------------------------------
                                    Paper Products -- 1.4%
     5,450,000            B-/B3     Exopack Holding Corp., 11.25%, 2/1/14                   $  4,578,000
                                                                                            ------------
                                    Total Materials                                         $ 42,142,114
--------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 10.6%
                                    Aerospace & Defense -- 0.9%
     3,600,000            B-/NR     Aeroflex, Inc., 11.75%, 2/15/15 (144A)                  $  3,060,000
--------------------------------------------------------------------------------------------------------
                                    Building Products -- 0.9%
     1,200,000            B+/B1     Asia Aluminum Holdings, Ltd., 8.0%,
                                    12/23/11 (144A)                                         $  1,057,440
     1,935,000          B-/Caa1     Industrias Unidas SA de CV, 11.5%,
                                    11/15/16 (144A)                                              812,700
     1,500,000(n)     CCC+/Caa1     Panolam Industries International, 10.75%, 10/1/13            900,000
                                                                                            ------------
                                                                                            $  2,770,140
--------------------------------------------------------------------------------------------------------
                                    Heavy Electrical Equipment -- 1.5%
     4,790,000            B+/B1     Altra Industrial Motion, 9.0%, 12/1/11                  $  4,933,700
--------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 3.1%
     2,508,672(b)       CCC+/NR     American Achievement Group Holding Corp.,
                                    14.75%, 10/1/12                                         $  2,166,865
     3,180,000         CCC/Caa3     Indalex Holding Corp., 11.5%, 2/1/14                       1,526,400
     2,515,000            B-/B3     Park-Ohio Industries, Inc., 8.375%, 11/15/14               1,993,138
     4,615,000(n)     CCC+/Caa1     Sally Holdings LLC, 10.5%, 11/15/16                        4,384,250
                                                                                            ------------
                                                                                            $ 10,070,653
--------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery & Heavy Trucks -- 1.9%
     5,640,000(n)     CCC+/Caa1     Accuride Corp., 8.5%, 2/1/15                            $  3,581,400
     3,250,000            B+/B2     Commercial Vehicle Group, Inc., 8.0%, 7/1/13               2,697,500
                                                                                            ------------
                                                                                            $  6,278,900
--------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 0.6%
     2,440,000             B/NR     Industrias Metalurgicas Pescarmona SA, 11.25%,
                                    10/22/14 (144A)                                         $  1,976,400
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14            Pioneer High Income Trust | Semiannual Report | 9/30/08

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    Trading Companies & Distributors -- 1.7%
       825,000            NR/NR     Blaze Recycling & Metals LLC, 10.875%,
                                    7/15/12 (144A)                                          $    827,062
     4,735,000            B-/B3     Intcomex, Inc., 11.75%, 1/15/11                            4,214,150
       200,000           BB-/B1     United Rentals North America, 6.5%, 2/15/12                  167,000
       370,000             B/B1     Wesco Distribution, Inc., 7.5%, 10/15/17                     308,950
                                                                                            ------------
                                                                                            $  5,517,162
                                                                                            ------------
                                    Total Capital Goods                                     $ 34,606,955
--------------------------------------------------------------------------------------------------------
                                    COMMERCIAL & PROFESSIONAL SERVICES -- 8.5%
                                    Commercial Printing -- 1.3%
     4,835,000            B+/B2     Sheridan Acquisition Corp., 10.25%, 8/15/11             $  4,303,150
--------------------------------------------------------------------------------------------------------
                                    Diversified Commercial & Professional Services -- 0.9%
         4,450(c)         NR/B2     MSX International UK, 12.5%, 4/1/12 (144A)              $  2,892,500
--------------------------------------------------------------------------------------------------------
                                    Environmental & Facilities Services -- 3.0%
     2,535,000(n)       B-/Caa1     Aleris International, Inc., 10.0%, 12/15/16             $  1,571,700
     1,854,000          BB-/Ba2     Clean Harbors, Inc., 11.25%, 7/15/12                       1,909,620
     1,275,000(a)         NR/NR     Ohio Air Quality Development Authority Revenue,
                                    10.36%, 6/8/22 (144A)                                        637,500
     5,800,000(n)       B-/Caa1     Waste Services, Inc., 9.5%, 4/15/14                        5,684,000
                                                                                            ------------
                                                                                            $  9,802,820
--------------------------------------------------------------------------------------------------------
                                    Office Services & Supplies -- 3.3%
    11,830,000         BB+/Baa3     Xerox Capital Trust I, 8.0%, 2/1/27                     $ 10,757,386
                                                                                            ------------
                                    Total Commercial & Professional Services                $ 27,755,856
--------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 1.7%
                                    Air Freight & Logistics -- 1.0%
     2,000,000            B-/B3     CEVA Group Plc, 10.0%, 9/1/14 (144A)                    $  1,920,000
EURO 1,545,000        CCC+/Caa1     CEVA Group Plc, 10.0%, 12/1/16 (144A)                      1,399,771
                                                                                            ------------
                                                                                            $  3,319,771
--------------------------------------------------------------------------------------------------------
                                    Marine -- 0.1%
       600,000(a)         NR/NR     DP Producer AS, 8.814%, 12/5/11 (144A)                  $    480,000
--------------------------------------------------------------------------------------------------------
                                    Railroads -- 0.6%
     1,750,000            NR/B1     Kansas City Southern de Mexico, 9.375%, 5/1/12          $  1,785,000
                                                                                            ------------
                                    Total Transportation                                    $  5,584,771
--------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 5.8%
                                    Auto Parts & Equipment -- 4.6%
       500,000(n)       B-/Caa1     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)       $    435,000
     1,355,000(b)(n)    B-/Caa1     Allison Transmission, Inc., 11.25%, 11/1/15 (144A)         1,097,550
     3,975,000             B/B3     Hawk Corp., 8.75%, 11/1/14                                 3,994,875
     2,500,000             B/B3     Lear Corp., 8.75%, 12/1/16                                 1,737,500
     1,500,000(d)     CCC+/Caa2     Stanadyne Corp., 0.0%, 2/15/15                             1,095,000

The accompanying notes are an integral part of these financial statements.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            15

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    Auto Parts & Equipment -- (continued)
     4,690,000            B-/B3     Stanadyne Corp., 10.0%, 8/15/14                         $  4,361,700
     2,985,000(n)          B/B3     Tenneco Automotive, Inc., 8.625%, 11/15/14                 2,373,075
                                                                                            ------------
                                                                                            $ 15,094,700
--------------------------------------------------------------------------------------------------------
                                    Tires & Rubber -- 1.2%
     5,965,000        CCC+/Caa1     Cooper-Standard Automotive, Inc.,
                                    8.375%, 12/15/14                                        $  3,757,950
                                                                                            ------------
                                    Total Automobiles & Components                          $ 18,852,650
--------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 2.9%
                                    Homebuilding -- 0.7%
     3,060,000           BB-/B1     Meritage Homes Corp., 6.25%, 3/15/15                    $  2,264,400
--------------------------------------------------------------------------------------------------------
                                    Housewares & Specialities -- 1.1%
       460,000             B/B3     Jarden Corp., 7.5%, 5/1/17                              $    382,950
     3,700,000(d)         B-/B3     Visant Holding Corp., 0.0%, 12/1/13                        3,348,500
                                                                                            ------------
                                                                                            $  3,731,450
--------------------------------------------------------------------------------------------------------
                                    Household Products -- 0.8%
     3,690,000(n)         B-/B3     Yankee Acquisition Corp., 8.5%, 2/15/15                 $  2,675,250
--------------------------------------------------------------------------------------------------------
                                    Textiles -- 0.3%
     1,000,000           BB/Ba3     Invista, 9.25%, 5/1/12 (144A)                           $    982,500
                                                                                            ------------
                                    Total Consumer Durables & Apparel                       $  9,653,600
--------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 4.6%
                                    Casinos & Gaming -- 2.8%
     1,650,000             B/B2     Buffalo Thunder Development Authority, 9.375%,
                                    12/15/14 (144A)                                         $    693,000
     2,050,000         CCC/Caa1     Fontainebleau Las Vegas Holdings LLC, 10.25%,
                                    6/15/15 (144A)                                               574,000
       630,000            B+/B1     Galaxy Entertainment Finance Co., Ltd., 9.875%,
                                    12/15/12 (144A)                                              428,400
     4,500,000            B-/B2     Little Traverse Bay Bands of Odawa Indians, 10.25%,
                                    2/15/14 (144A)                                             3,060,000
       530,000          BB+/Ba2     Mashantucket Western Pequot Tribe, 8.5%,
                                    11/15/15 (144A)                                              344,500
     1,585,000            B+/B2     Pokagon Gaming Authority, 10.375%,
                                    6/15/14 (144A)                                             1,604,813
     1,895,000             B/B3     Shingle Springs Tribal Gaming Authority, 9.375%,
                                    6/15/15 (144A)                                             1,364,400
     2,450,000        CCC+/Caa1     Trump Entertainment Resorts, Inc., 8.5%, 6/1/15            1,004,500
                                                                                            ------------
                                                                                            $  9,073,613
--------------------------------------------------------------------------------------------------------
                                    Hotels, Resorts & Cruise Lines -- 1.2%
     5,745,000          B-/Caa1     Pegasus Solutions, Inc., 10.5%, 4/15/15 (144A)          $  3,978,413
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16            Pioneer High Income Trust | Semiannual Report | 9/30/08

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    Leisure Facilities -- 0.6%
       890,000             B/B3     FireKeepers Development Authority, 13.875%,
                                    5/1/15 (144A)                                           $    783,200
     2,000,000(a)(e)    NR/Caa1     HRP Myrtle Beach Operations LLC, 7.383%,
                                    4/1/12 (144A)                                              1,202,500
                                                                                            ------------
                                                                                            $  1,985,700
                                                                                            ------------
                                    Total Consumer Services                                 $ 15,037,726
--------------------------------------------------------------------------------------------------------
                                    MEDIA -- 5.9%
                                    Broadcasting -- 5.6%
     3,200,000(n)      CCC/Caa3     CCH I Holdings LLC, 11.0%, 10/1/15                      $  2,112,000
     1,500,000         CCC/Caa2     CCH II Holdings LLC, 10.25%, 9/15/10                       1,342,500
     2,200,000(d)        BB-/B1     Inmarsat Finance II Plc, 0.0%, 11/15/12                    2,167,000
     2,500,000        CCC+/Caa2     Intelsat Jackson Holdings, Ltd., 11.5%,
                                    6/15/16 (144A)                                             2,600,000
EURO 3,750,000            B-/B2     Kabel Deutschland GMBH, 10.75%, 7/1/14                     5,004,073
     3,200,000            B-/B3     Stratos Global Corp., 9.875%, 2/15/13                      3,120,000
     3,865,000(b)      CCC/Caa1     Univision Communications, 9.75%, 3/15/15 (144A)            1,777,900
                                                                                            ------------
                                                                                            $ 18,123,473
--------------------------------------------------------------------------------------------------------
                                    Publishing -- 0.3%
     1,400,000        CCC+/Caa1     TL Acquisitions, Inc., 10.5%, 1/15/15 (144A)            $  1,106,000
                                                                                            ------------
                                    Total Media                                             $ 19,229,473
--------------------------------------------------------------------------------------------------------
                                    RETAILING -- 1.8%
                                    Distributors -- 0.7%
       500,000            B+/B1     Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)         $    400,000
     2,410,000(n)          B/NR     Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                1,831,600
                                                                                            ------------
                                                                                            $  2,231,600
--------------------------------------------------------------------------------------------------------
                                    Internet Retailing -- 0.9%
     3,170,000           BB/Ba3     Ticketmaster, 10.75%, 8/1/16 (144A)                     $  2,979,800
--------------------------------------------------------------------------------------------------------
                                    Home Improvement Retail -- 0.2%
       820,000(n)      CCC/Caa1     KAR Holdings, Inc., 10.0%, 5/1/15 (144A)                $    631,400
                                                                                            ------------
                                    Total Retailing                                         $  5,842,800
--------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.9%
                                    Drug Retail -- 0.9%
     3,350,000(n)     CCC-/Caa3     Duane Reade, Inc., 9.75%, 8/1/11                        $  2,814,000
                                                                                            ------------
                                    Total Food & Staples Retailing                          $  2,814,000
--------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 3.8%
                                    Brewers -- 2.0%
     5,885,000         BBB/Baa1     Cia Brasileira de Bebida, 10.5%, 12/15/11               $  6,473,500
--------------------------------------------------------------------------------------------------------
                                    Agricultural Products -- 1.0%
     3,300,000            B-/B3     American Rock Salt Co. LLC, 9.5%, 3/15/14               $  3,399,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            17

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    Packaged Foods & Meats -- 0.2%
       775,000(n)        B+/Ba3     Bertin, Ltd., 10.25%, 10/5/16 (144A)                    $    674,250
--------------------------------------------------------------------------------------------------------
                                    Tobacco -- 0.6%
       365,000            B+/B2     Alliance One International, Inc., 8.5%, 5/15/12         $    337,625
     1,675,000            B+/B2     Alliance One International, Inc., 11.0%, 5/15/12           1,641,500
                                                                                            ------------
                                                                                            $  1,979,125
                                                                                            ------------
                                    Total Food, Beverage & Tobacco                          $ 12,525,875
--------------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                                    Household Products -- 0.4%
     1,740,000(n)     CCC+/Caa1     Central Garden & Pet Co., 9.125%, 2/1/13                $  1,339,800
                                                                                            ------------
                                    Total Household & Personal Products                     $  1,339,800
--------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 6.7%
                                    Health Care Equipment & Services -- 0.8%
     2,875,000        CCC+/Caa3     Accellent, Inc., 10.5%, 12/1/13                         $  2,530,000
--------------------------------------------------------------------------------------------------------
                                    Health Care Supplies -- 0.8%
     2,570,000(b)         B-/B3     Biomet, Inc., 10.375%, 10/15/17                         $  2,557,150
--------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 1.9%
     4,055,000            B-/B2     Rural/Metro Corp., 9.875%, 3/15/15                      $  3,446,750
     3,725,000        CCC+/Caa1     Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)      2,793,750
                                                                                            ------------
                                                                                            $  6,240,500
--------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 1.9%
     3,800,000        CCC+/Caa1     Hanger Orthopedic Group, Inc., 10.25%, 6/1/14           $  3,895,000
     2,555,000(b)        BB-/B2     HCA, Inc., 9.625%, 11/15/16                                2,427,250
                                                                                            ------------
                                                                                            $  6,322,250
--------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 1.3%
     4,400,000          B-/Caa1     Multiplan, Inc., 10.375%, 4/15/16 (144A)                $  4,312,000
                                                                                            ------------
                                    Total Health Care Equipment & Services                  $ 21,961,900
--------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 4.0%
                                    Biotechnology -- 1.3%
     4,317,000(n)         B-/B3     Warner Chilcott Corp., 8.75%, 2/1/15                    $  4,252,245
--------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 2.7%
     2,160,000            B-/B1     AMR HoldCo, 10.0%, 2/15/15                              $  2,262,600
     3,195,000(n)           C/C     Angiotech Pharmaceuticals, Inc., 7.75%, 4/1/14             1,869,075
     2,000,000             B/B2     Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)           1,920,000
     3,000,000        CCC+/Caa1     Phibro Animal Health Corp., 13.0%, 8/1/14 (144A)           2,880,000
                                                                                            ------------
                                                                                            $  8,931,675
                                                                                            ------------
                                    Total Pharmaceuticals & Biotechnology &
                                    Life Sciences                                           $ 13,183,920
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18            Pioneer High Income Trust | Semiannual Report | 9/30/08

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    BANKS -- 0.4%
                                    Diversified Banks -- 0.3%
     1,750,000(a)(f)      NR/B2     ALB Finance BV, 9.375%                                  $    602,665
       400,000(a)        NR/Ba1     Banco Macro SA, 10.75%, 6/7/12                               246,000
                                                                                            ------------
                                                                                            $    848,665
--------------------------------------------------------------------------------------------------------
                                    Regional Banks -- 0.1%
       500,000(a)(f)(n) AA-/Aa2     Wells Fargo Capital XV, 9.75%                           $    485,000
                                                                                            ------------
                                    Total Banks                                             $  1,333,665
--------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 9.7%
                                    Other Diversified Financial Services -- 3.7%
     1,500,000(a)(f)       A/A2     Citigroup, Inc., 8.4%                                   $  1,020,990
     7,950,000        BBB+/Baa1     GATX Financial Corp., 8.875%, 6/1/09                       8,088,107
     1,645,000            B-/B3     Mandra Forestry Holdings, Ltd., 12.0%,
                                    5/15/13 (144A)                                             1,398,250
     1,500,000            NR/NR     Mirant JPSCo. Finance, Ltd., 11.0%, 7/6/16 (144A)          1,477,500
                                                                                            ------------
                                                                                            $ 11,984,847
--------------------------------------------------------------------------------------------------------
                                    Multi-Sector Holdings -- 1.1%
     4,205,000          B-/Caa1     Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)        $  3,789,756
--------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 3.4%
     3,770,000          B-/Caa1     ACE Cash Express, Inc., 10.25%, 10/1/14 (144A)          $  2,714,400
       640,000        CCC+/Caa1     iPayment, Inc., 9.75%, 5/15/14                               512,000
     9,000,000          B-/Caa1     NCO Group, Inc., 11.875%, 11/15/14                         7,335,000
       500,000(a)         NR/NR     Successor II, Ltd., 27.815%, 4/6/10 (144A)                   475,650
                                                                                            ------------
                                                                                            $ 11,037,050
--------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 1.5%
     3,000,000(a)         B-/B1     Ford Motor Credit Co., 7.241%, 4/15/12                  $  2,773,524
     3,000,000            B-/B1     Ford Motor Credit Co., 7.875%, 6/15/10                     2,289,981
                                                                                            ------------
                                                                                            $  5,063,505
                                                                                            ------------
                                    Total Diversified Financials                            $ 31,875,158
--------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 6.9%
                                    Insurance Brokers -- 2.0%
     2,640,000         CCC/Caa1     Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)          $  2,296,800
     3,765,000        CCC+/Caa1     HUB International Holdings, Inc., 10.25%,
                                    6/15/15 (144A)                                             2,974,350
       900,000(a)        CCC/B3     U.S.I. Holdings Corp., 6.679%, 11/15/14 (144A)               684,000
       885,000         CCC/Caa1     U.S.I. Holdings Corp., 9.75%, 5/15/15 (144A)                 672,600
                                                                                            ------------
                                                                                            $  6,627,750
--------------------------------------------------------------------------------------------------------
                                    Life & Health Insurance -- 1.6%
     5,420,000            B+/B1     Presidential Life Corp., 7.875%, 2/15/09                $  5,392,900
--------------------------------------------------------------------------------------------------------
                                    Multi-Line Insurance -- 0.7%
     3,075,000(a)       BB/Baa3     Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)      $  2,214,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            19

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    Property & Casualty Insurance -- 1.9%
     5,300,000        BBB-/Baa3     Allmerica Financial Corp., 7.625%, 10/15/25             $  4,548,879
       375,000(a)        BB+/NR     Blue Fin, Ltd., 7.189%, 4/10/12 (144A)                       364,988
     2,300,000(a)(n)     A/Baa1     MBIA Insurance Co., 14.0% 1/15/33 (144A)                   1,334,000
                                                                                            ------------
                                                                                            $  6,247,867
--------------------------------------------------------------------------------------------------------
                                    Reinsurance -- 0.7%
EURO   275,000(a)         B-/NR     Atlas Reinsurance Plc, 14.981%, 1/10/11 (144A)          $    380,485
       750,000(a)         BB/NR     Foundation Re, Ltd.,6.907%, 11/24/08 (144A)                  742,875
       250,000(a)         B+/NR     Residential Reinsurance 2006, 12.811%,
                                    6/5/09 (144A)                                                254,800
       850,000(a)          B/NR     Residential Reinsurance 2008, 14.311%,
                                    6/6/11 (144A)                                                856,715
                                                                                            ------------
                                                                                            $  2,234,875
                                                                                            ------------
                                    Total Insurance                                         $ 22,717,392
--------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.0%
                                    Diversified Real Estate Activities -- 0.0%
       225,000(a)         B+/NR     Alto Palermo SA, 11.0%, 6/11/12 (144A)                  $    163,125
                                                                                            ------------
                                    Total Real Estate                                       $    163,125
--------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 3.4%
                                    IT Consulting & Other Services -- 0.6%
     2,790,000        CCC+/Caa1     Activant Solutions, Inc., 9.5%, 5/1/16                  $  2,064,600
--------------------------------------------------------------------------------------------------------
                                    Data Processing & Outsourced Services -- 2.2%
     8,940,000             B/B3     First Data Corp., 9.875%, 9/24/15 (144A)                $  7,017,900
--------------------------------------------------------------------------------------------------------
                                    Application Software -- 0.6%
       810,000        CCC+/Caa1     Open Solutions, Inc., 9.75%, 2/1/15 (144A)              $    526,500
     1,705,000          B-/Caa1     Vangent, Inc., 9.625%, 2/15/15                             1,389,575
                                                                                            ------------
                                                                                            $  1,916,075
                                                                                            ------------
                                    Total Software & Services                               $ 10,998,575
--------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
                                    Semiconductors -- 0.7%
       750,000(a)         B-/B2     Freescale Semiconductor, Inc., 6.694%, 12/15/14         $    502,500
     2,000,000(b)         B-/B2     Freescale Semiconductor, Inc., 9.125%, 12/15/14            1,260,000
       750,000(n)         B-/B3     Freescale Semiconductor, Inc., 10.125%, 12/15/16             480,000
                                                                                            ------------
                                    Total Semiconductors & Semiconductor Equipment          $  2,242,500
--------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 10.3%
                                    Integrated Telecommunication Services -- 5.5%
     4,165,000          CCC+/B3     Broadview Networks Holdings, Inc., 11.375%, 9/1/12      $  3,207,050
     1,500,000            NR/B2     Digicel, Ltd., 9.25%, 9/1/12 (144A)                        1,485,000
     4,070,000            B-/B2     GC Impsat Holdings I Plc, 9.875%, 2/15/17 (144A)           3,663,000
     3,000,000             B/B3     GCI, Inc., 7.25%, 2/15/14                                  2,610,000
     2,500,000           BB-/B3     Intelsat Corp., 9.25%, 6/15/16 (144A)                      2,300,000

The accompanying notes are an integral part of these financial statements.

20            Pioneer High Income Trust | Semiannual Report | 9/30/08

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    Integrated Telecommunication Services -- (continued)
     1,000,000           BB-/B3     Intelsat Subsidiary Holdings, 8.5%, 1/15/13 (144A)      $    925,000
     3,865,000(n)     CCC+/Caa1     PAETEC Holding Corp., 9.5%, 7/15/15                        2,647,525
       691,000(n)       NR/Baa3     Tele Norte Leste Participacoes SA, 8.0%, 12/18/13            697,910
       535,000          B-/Caa1     Telesat Canada, 11.0%, 11/1/15 (144A)                        428,000
                                                                                            ------------
                                                                                            $ 17,963,485
--------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 4.8%
     1,380,000         CCC/Caa3     Cell C Property, Ltd., 11.0%, 7/1/15 (144A)             $  1,393,800
     6,400,000            B-/B3     Cricket Communications, Inc., 9.375%, 11/1/14              5,952,000
     2,500,000(a)     CCC+/Caa1     Hellas Telecommunications Luxembourg II, 8.541%,
                                    1/15/15 (144A)                                             1,512,500
     5,000,000             B/B1     Hughes Network Systems LLC, 9.5%, 4/15/14                  4,850,000
     3,020,000             B/B1     True Move Co., Ltd., 10.75%, 12/16/13 (144A)               2,038,500
                                                                                             -----------
                                                                                            $ 15,746,800
                                                                                            ------------
                                    Total Telecommunication Services                        $ 33,710,285
--------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 4.7%
                                    Electric Utilities -- 1.7%
     2,220,000(f)         NR/B3     Rede Empresas de Energia Electrica SA,
                                    11.125%, (144A)                                         $  1,698,300
     4,345,000           CCC/B3     Texas Computer Electric Holdings Co., LLC, 10.25%,
                                    11/1/15 (144A)                                             3,921,363
                                                                                            ------------
                                                                                            $  5,619,663
--------------------------------------------------------------------------------------------------------
                                    Multi-Utilities -- 0.4%
     1,325,000          BB-/Ba2     PNM Resources, Inc., 9.25%, 5/15/15                     $  1,305,125
--------------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy Traders -- 2.6%
     2,000,000(n)        BB/Ba2     Aes Chivor SA ESP, 9.75%, 12/30/14 (144A)               $  2,065,200
     3,200,000            NR/NR     Biofuel Energy ASA, 10.0%, 6/7/12                          2,656,000
     3,800,000          BB-/Ba3     Intergen NV, 9.0%, 6/30/17 (144A)                          3,800,000
                                                                                             -----------
                                                                                            $  8,521,200
                                                                                            ------------
                                    Total Utilities                                         $ 15,445,988
--------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS & NOTES
                                    (Cost $442,881,880)                                     $381,920,966
--------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE BONDS & NOTES -- 1.5% of Net Assets
                                    ENERGY -- 0.3%
                                    Oil & Gas Drilling -- 0.3%
     1,150,000(d)         NR/NR     Hercules Offshore, Inc., 3.375%, 6/1/38 (144A)          $    853,875
                                                                                            ------------
                                    Total Energy                                            $    853,875
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            21

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    TRANSPORTATION -- 0.6%
                                    Marine -- 0.6%
     2,595,000             B/B3     Horizon Lines, Inc., 4.25%, 8/15/12                     $  1,955,981
                                                                                            ------------
                                    Total Transportation                                    $  1,955,981
--------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                    Health Care Services -- 0.2%
     1,210,000            B+/B3     Omnicare, Inc., 3.25%, 12/15/35                         $    792,550
                                                                                            ------------
                                    Total Health Care Equipment & Services                  $    792,550
--------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                    Communications Equipment -- 0.4%
     2,580,000            B-/B3     Nortel Networks Corp., 2.125%, 4/15/14                  $  1,235,175
                                                                                            ------------
                                    Total Technology Hardware & Equipment                   $  1,235,175
--------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE BONDS & NOTES
                                    (Cost $5,384,392)                                       $  4,837,581
--------------------------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 5.3% of Net Assets
                                    Indiana -- 1.8%
     1,650,000        BBB+/Baa2     East Chicago Industrial Pollution Control Revenue,
                                    7.0%, 1/1/14                                            $  1,639,341
     4,250,000          BBB+/NR     Indiana Development Finance Authority Revenue,
                                    5.75%, 10/1/11                                             4,221,185
                                                                                            ------------
                                                                                            $  5,860,526
--------------------------------------------------------------------------------------------------------
                                    New Jersey -- 1.1%
     4,525,000             B/B3     New Jersey Economic Development Authority Revenue,
                                    7.0%, 11/15/30                                          $  3,721,451
--------------------------------------------------------------------------------------------------------
                                    New York -- 0.9%
     3,475,000          BB+/Ba1     New York City Industrial Development Agency Revenue,
                                    7.625%, 12/1/32                                         $  2,915,108
--------------------------------------------------------------------------------------------------------
                                    North Carolina -- 1.5%
     4,800,000            NR/NR     Charlotte Special Facilities Refunding Revenue,
                                    5.6%, 7/1/27                                            $  3,217,872
     2,000,000            NR/NR     Charlotte Special Facilities Refunding Revenue,
                                    7.75%, 2/1/28                                              1,726,940
                                                                                            ------------
                                                                                            $  4,944,812
--------------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $15,486,989)                                      $ 17,441,897
--------------------------------------------------------------------------------------------------------
                                    MUNICIPAL COLLATERALIZED DEBT OBLIGATION -- 1.0%
                                    of Net Assets
     3,300,000(a)(g)      NR/NR     Non-Profit Preferred Funding Trust I, 12.0%,
                                    9/15/37 (144A)                                          $  3,165,558
--------------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                                    (Cost $3,293,400)                                       $  3,165,558
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22            Pioneer High Income Trust | Semiannual Report | 9/30/08

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    SOVEREIGN DEBT OBLIGATIONS -- 2.2% of Net Assets
                                    Brazil -- 1.1%
ITL 4,800,000,000(d)  BBB-/Baa3     Banco Nacional de Desenvolimento Bndes,
                                    8.0%, 4/28/10                                           $  3,499,528
--------------------------------------------------------------------------------------------------------
                                    Ecuador -- 0.4%
        2,015,000(d)      B-/B3     Federal Republic of Ecuador, 10.0%, 8/15/30 (144A)      $  1,460,875
--------------------------------------------------------------------------------------------------------
                                    Russia -- 0.7%
        2,273,600(d)  BBB+/Baa1     Russia Government International Bond,
                                    7.5%, 3/31/30                                           $  2,327,598
--------------------------------------------------------------------------------------------------------
                                    TOTAL SOVEREIGN DEBT OBLIGATIONS
                                    (Cost $5,386,972)                                       $  7,288,001
--------------------------------------------------------------------------------------------------------
                                    FLOATING RATE LOAN INTERESTS -- 3.8% of Net Assets (h)
                                    ENERGY -- 0.2%
                                    Oil & Gas Exploration & Production -- 0.2%
          600,000          B/B3     Venoco, Inc., Second Lien Term Loan,
                                    6.813%, 9/20/11                                         $    555,000
                                                                                            ------------
                                    Total Energy                                            $    555,000
--------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.6%
                                    Steel -- 0.6%
        2,271,250         NR/B1     Niagara Corp., Term Loan, 8.776%, 6/29/14               $  1,930,563
                                                                                            ------------
                                    Total Materials                                         $  1,930,563
--------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.7%
                                    Building Products -- 0.6%
          223,823         NR/B1     Custom Building Products, Inc., First Lien Term Loan,
                                    4.946% , 10/20/11                                       $    185,773
        2,250,000       BB-/Ba3     Custom Building Products, Inc., Second Lien Term
                                    Loan, 8.704%, 4/20/12                                      1,710,000
                                                                                            ------------
                                                                                            $  1,895,773
--------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery & Heavy Trucks -- 0.1%
          397,920        BB-/B2     Rental Service Corp., Second Lien Initial Term Loan,
                                    6.3%, 11/30/13                                          $    316,015
                                                                                            ------------
                                    Total Capital Goods                                     $  2,211,788
--------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.1%
                                    Homebuilding -- 0.1%
        2,850,000(i)     BB/Ba3     LandSource Communities Development LLC, Second
                                    Lien Facility Loan, 10.5%, 2/27/14                      $    288,562
                                                                                            ------------
                                    Total Consumer Durables & Apparel                       $    288,562
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.\
           Pioneer High Income Trust | Semiannual Report | 9/30/08            23

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    CONSUMER SERVICES -- 0.4%
                                    Casinos & Gaming -- 0.4%
     2,500,000         BB-/Caa1     Gateway Casinos & Entertainment, Advance Second
                                    Lien Term Loan, 8.283%, 3/31/15                         $  1,291,667
                                                                                            ------------
                                    Total Consumer Services                                 $  1,291,667
--------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                    Health Care Equipment & Services -- 0.4%
     1,488,636            NR/B2     Talecris Biotherapeutics Holdings Corp., First Lien Term
                                    Loan, 6.31%, 12/6/13                                    $  1,421,648
                                                                                            ------------
                                    Total Health Care Equipment & Services                  $  1,421,648
--------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.9%
                                    Other Diversified Financial Services -- 0.9%
EURO 2,347,346(b)         NR/NR     Louis Topco, Ltd., Term Loan, 12.71%, 6/1/17            $  2,918,026
                                                                                            ------------
                                    Total Diversified Financials                            $  2,918,026
--------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 0.5%
                                    Multi-Line Insurance -- 0.5%
       248,116            B-/B2     AmWins Group, Inc., Initial Term Loan, 4.99% - 5.31%,
                                    6/8/13                                                  $    192,290
     2,250,000            B-/B2     AmWins Group, Inc., Second Lien Initial Term Loan,
                                    7.99%, 6/9/14                                              1,575,000
                                                                                            ------------
                                    Total Insurance                                         $  1,767,290
--------------------------------------------------------------------------------------------------------
                                    TOTAL FLOATING RATE LOAN INTERESTS
                                    (Cost $17,743,473)                                      $ 12,384,544
--------------------------------------------------------------------------------------------------------
Shares
                                    COMMON STOCKS -- 0.5% of Net Assets
                                    TRANSPORTATION -- 0.2%
                                    Airlines -- 0.2%
        75,686(g)(j)(n)             Northwest Airlines Corp.                                $    683,445
                                                                                            ------------
                                    Total Transportation                                    $    683,445
--------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 0.3%
                                    Pharmaceuticals -- 0.3%
        17,818(n)                   Teva Pharmaceutical Industries, Ltd. (A.D.R.)           $    815,886
                                                                                            ------------
                                    Total Pharmaceuticals & Biotechnology &
                                    Life Sciences                                           $    815,886
--------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS
                                    (Cost $2,886,220)                                       $  1,499,331
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24            Pioneer High Income Trust | Semiannual Report | 9/30/08

                     S&P/Moody's
                     Ratings
Shares               (unaudited)                                                            Value
                                    CONVERTIBLE PREFERRED STOCK -- 0.3% of Net Assets
                                    DIVERSIFIED FINANCIALS -- 0.3%
                                    Diversified Financial Services -- 0.3%
         1,200                      Bank of America Corp., 7.25%                            $  1,005,600
--------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE PREFERRED STOCK
                                    (Cost $977,616)                                         $  1,005,600
--------------------------------------------------------------------------------------------------------
                                    WARRANTS -- 0.3% of Net Assets
                                    ENERGY -- 0.2%
                                    Oil & Gas Exploration & Production -- 0.2%
     2,500,000(j)                   Norse Energy Corp. ASA -- CW11, Expires 7/14/11         $    761,125
                                                                                            ------------
                                    Total Energy                                            $    761,125
--------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.1%
                                    Other Diversified Financial Services- 0.1%
         1,645(j)                   Mandra Forestry Holdings, Ltd. -- CW13, Expires
                                    5/15/13 (144A)                                          $    172,725
                                                                                            ------------
                                    Total Diversified Financials                            $    172,725
--------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 0.0%
                                    Independent Power Producer & Energy Traders -- 0.0%
       150,592(j)                   Biofuel Energy ASA, Expires 6/7/12                      $         --
                                                                                            ------------
                                    Total Utilities                                         $         --
--------------------------------------------------------------------------------------------------------
                                    TOTAL WARRANTS
                                    (Cost $523,408)                                         $    933,850
--------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
                                    TEMPORARY CASH INVESTMENTS -- 21.5% of Net Assets
                                    Repurchase Agreements -- 6.2%
     4,045,000                      Bank of America Corp., 0.5%, dated 9/30/08,
                                    repurchase price of $4,045,000 plus accrued interest
                                    on 10/1/08 collateralized by the following:
                                      $1,907,002 U.S. Treasury Bills, 0.94%, 1/15/09
                                      $2,114,651 U.S. Treasury Notes, 3.875%, 5/15/10       $  4,045,000
     4,045,000                      Bank of America Corp., 1.8%, dated 9/30/08,
                                    repurchase price of $4,045,000 plus accrued interest
                                    on 10/1/08 collateralized by $4,473,918 Freddie
                                    Mac Giant, 5.5%, 1/1/38                                    4,045,000
     4,045,000                      Barclays Plc, 2.25%, dated 9/30/08, repurchase price
                                    of $4,045,000 plus accrued interest on 10/1/08
                                    collateralized by the following:
                                      $4,949,813 Federal National Mortgage Association,
                                        5.0%, 3/1/21 - 2/1/36
                                      $601,077 Freddie Mac Giant, 5.0%, 8/1/36                 4,045,000

The accompanying notes are an integral part of these financial statements.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            25

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                    Repurchase Agreements -- (continued)
     4,045,000                      Deutsche Bank AG, 2.25%, dated 9/30/08,
                                    repurchase price of $4,045,000 plus accrued interest
                                    on 10/1/08 collateralized by the following:
                                      $1,796,552 Freddie Mac Giant, 5.0% - 7.5%,
                                        10/1/18 - 9/1/38
                                      $70,557 Federal Home Loan Mortgage Corp.,
                                       6.591%, 2/1/37
                                      $216,932 Federal National Mortgage Association
                                        (ARM), 4.574% - 5.502%, 10/1/15 - 5/1/36
                                      $3,818,978 Federal National Mortgage Association,
                                       5.0% - 7.0%, 5/1/20 - 9/1/47                         $  4,045,000
     4,045,000                      JPMorgan Chase & Co., 1.7%, dated 9/30/08,
                                    repurchase price of $4,045,000 plus accrued interest
                                    on 10/1/08 collateralized by $4,595,095 Federal
                                    National Mortgage Association, 4.5% - 6.5%,
                                    6/1/23 - 9/1/38                                            4,045,000
                                                                                            ------------
                                                                                            $ 20,225,000
--------------------------------------------------------------------------------------------------------
                                    Security Lending Collateral -- 15.3%(k)
                                    Certificates of Deposit:
       869,617                      Abbey National Plc, 3.15%, 8/13/2009                    $    869,617
       870,029                      Banco Santander NY, 3.09%, 12/22/08                          870,029
       869,412                      Bank of Nova Scotia, 3.18%, 5/5/09                           869,412
       312,968                      Bank of Scotland NY, 2.89%, 11/4/08                          312,968
       521,867                      Bank of Scotland NY, 2.96%, 11/3/08                          521,867
     1,388,721                      Bank of Scotland NY, 3.03%, 6/5/09                         1,388,721
       869,617                      Bank of Scotland NY, 3.06%, 3/5/09                           869,617
     1,565,311                      Barclays Bank, 3.18%, 5/27/09                              1,565,311
     1,739,235                      BNP Paribas NY, 2.72% 11/3/2008                            1,739,235
       276,149                      Calyon NY, 2.69%, 1/16/09                                    276,149
       869,618                      Citibank, 2.73%, 10/30/08                                    869,618
     1,565,311                      DNB NOR Bank ASA NY, 2.9%, 6/8/09                          1,565,311
     1,593,139                      Intesa SanPaolo S.p.A., 2.72%, 5/22/09                     1,593,139
       100,610                      NORDEA NY, 2.72%, 4/9/09                                     100,610
        83,426                      NORDEA NY, 2.73%, 12/1/08                                     83,426
     1,304,426                      Royal Bank of Canada NY, 3.0%, 8/7/09                      1,304,426
       173,671                      Skandinavian Enskilda Bank NY, 3.06% , 2/13/09               173,671
     1,739,235                      Societe Generale, 3.28%, 9/4/09                            1,739,235
     1,565,311                      Svenska Bank NY, 2.7%, 7/8/09                              1,565,311
       521,771                      Toronto Dominion Bank NY, 2.75%, 11/5/08                     521,771
       869,617                      Wachovia Corp., 2.79%,10/30/08                               869,617
       173,838                      Wachovia Corp., 2.85%,10/28/08                               173,838
                                                                                            ------------
                                                                                            $ 19,842,899
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26            Pioneer High Income Trust | Semiannual Report | 9/30/08

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                           Value
                                    Commercial Paper:
     1,707,928                      American Honda Finance Corp., 2.92%, 7/14/09           $   1,707,928
     1,734,788                      ANZ Bank, 2.64%, 11/5/08                                   1,734,788
       165,590                      Bank Bovespa NY, 2.79%, 3/12/09                              165,590
       869,617                      CME Group, Inc., 3.0%, 8/6/09                                869,617
     1,739,235                      Commonwealth Bank of Australia, 3.02%, 7/16/09             1,739,235
       173,380                      Dexdel, 2.7%, 11/10/2008                                     173,380
       869,411                      General Electric Capital Corp., 2.82%, 3/16/09               869,411
       782,565                      General Electric Capital Corp., 4.24%, 1/5/09                782,565
     1,739,235                      HSBC USA, Inc., 3.2%, 8/14/09                              1,739,235
       321,658                      IBM, 3.18%, 2/13/09                                          321,658
       869,617                      IBM, 3.18%, 6/26/09                                          869,617
       521,729                      John Deere Capital Corp., 2.82%, 12/12/08                    521,729
     1,730,895                      JPMorgan Chase & Co., 1.42%,12/3/2008                      1,730,895
     1,738,372                      Macquarie Bank, Ltd., 2.55%, 10/8/08                       1,738,372
     1,565,311                      Met Life Global Funding, 3.19%, 6/12/09                    1,565,311
       173,472                      Met Life, Inc., 2.7%, 11/3/2008                              173,472
     1,739,235                      Monumental Global Funding, Ltd., 3.20%, 8/17/09            1,739,235
     1,565,311                      New York Life Global, 2.98%, 9/04/09                       1,565,311
     1,739,235                      U.S. Bank, 2.912%, 8/24/09                                 1,739,235
     1,478,350                      Westpac Banking Corp., 3.74%, 6/1/09                       1,478,350
                                                                                           -------------
                                                                                           $  23,224,934
--------------------------------------------------------------------------------------------------------
                                    Tri-party Repurchase Agreements:
     3,478,469                      ABN Amro, 1.85%, 10/1/08                               $   3,478,469
     1,947,073                      Barclays Capital Markets, 2.11%, 10/1/08                   1,947,073
     1,448,365                      Deutsche Bank AG, 2.0%, 10/1/08                            1,448,365
                                                                                           -------------
                                                                                           $   6,873,907
--------------------------------------------------------------------------------------------------------
                                    Other:
       192,755                      ABS CFAT 2008-A A1, 3.005%, 4/27/09                    $     192,755
                                                                                           -------------
                                    Total Securities Lending Collateral                    $  50,134,495
--------------------------------------------------------------------------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $70,359,495)                                     $  70,359,495
--------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SECURITIES -- 157.3%
                                    (Cost $579,844,291) (l)(m)                             $ 514,676,909
--------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS AND LIABILITIES -- (11.1)%                $ (36,347,763)
--------------------------------------------------------------------------------------------------------
                                    PREFERRED SHARES AT REDEMPTION VALUE,
                                    INCLUDING DIVIDENDS PAYABLE -- (46.2)%                 $(151,171,158)
--------------------------------------------------------------------------------------------------------
                                    NET ASSETS APPLICABLE TO COMMON
                                    SHAREOWNERS -- 100.0%                                  $ 327,157,988
========================================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            27

NR     Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2008, the value of these securities amounted to $144,879,082 or 44.3% of total net assets applicable to common shareowners.

(a) Floating rate note. The rate shown is the coupon rate at September 30, 2008.

(b) Payment-in Kind (PIK) security which may pay interest in additional principal amount.

(c)    Security is priced as a unit.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the coupon rate at September 30, 2008.

(e) On September 30, 2008, the security was not in default but defaulted after the period end.

(f)    Security is a perpetual bond and has no definite maturity date.

(g) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $5,427,343. The aggregate value $3,849,003 represents 1.2% of total net assets applicable to common shareowners.

(h) Floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
       (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2008.

(i)    Security is in default and is non-income producing.

(j)    Non-income producing.

(k)    Security lending collateral is managed by Credit Suisse.

(l) At September 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $580,427,831 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                               $  11,607,667
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                 (77,358,589)
                                                                                     -------------
       Net unrealized loss                                                           $ (65,750,922)
                                                                                     =============

For financial reporting purposes net unrealized loss was $65,167,382 and cost of investments aggregated $579,844,291

The accompanying notes are an integral part of these financial statements.

28            Pioneer High Income Trust | Semiannual Report | 9/30/08

(m) Distribution of investments by country of issue, as a percentage of total holdings, is as follows:

United States               78.3%
Norway                       3.5
Canada                       3.0
United Kingdom               2.5
Brazil                       1.9
Cayman Islands               1.4
Netherlands                  1.3
Bermuda                      1.0
Germany                      1.0
Mexico                       0.8
Virgin Islands               0.7
Italy                        0.7
Australia                    0.5
Argentina                    0.5
Russia                       0.4
Colombia                     0.4
Thailand                     0.4
Luxembourg                   0.4
Jamaica                      0.3
Ecuador                      0.3
South Africa                 0.3
Singapore                    0.2
Israel                       0.1
Ireland                      0.1
                           -----
                           100.0%
                           =====

The accompanying notes are an integral part of these financial statements.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            29

(n)  At September 30, 2008, the following securities were out on loan:

Principal
Amount
USD ($)              Description                                                 Market Value
     3,778,000       Accuride Corp., 8.5%, 2/1/15                                $ 2,480,453
     1,130,000       Aes Chivor SA ESP, 9.75%, 12/30/14 (144A)                     1,194,751
       353,000       Aleris International, Inc., 10.0%, 12/15/16                     223,405
       495,000       Allison Transmission, Inc., 11.0%, 11/1/15 (144A)               453,337
     1,340,000       Allison Transmission, Inc., 11.25%, 11/1/15 (144A)            1,161,612
     2,200,000       Angiotech Pharmaceuticals, Inc., 7.75%, 4/1/14                1,371,777
     3,924,000       Aventine Renewable Energy Holdings, Inc., 10.0%, 4/1/17       2,079,720
       760,000       Bertin, Ltd., 10.25%, 10/5/16 (144A)                            699,068
     3,168,000       CCH I Holdings LLC, 11.0%, 10/1/15                            2,250,136
       832,000       Central Garden & Pet Co., 9.125%, 2/1/13                        653,293
     1,000,000       CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)                1,068,438
     3,316,000       Duane Reade, Inc., 9.75%, 8/1/11                              2,855,013
       740,000       Freescale Semiconductor, Inc., 10.125%, 12/15/16                495,663
       189,000       Georgia Gulf Corp., 9.5%, 10/15/14                              124,514
     2,800,000       Georgia Gulf Corp., 10.75%, 10/15/16                          1,397,959
     5,000,000       Graphic Packaging International, Inc., 9.5%, 8/15/13          4,576,060
        50,000       KAR Holdings, Inc., 10.0%, 5/1/15 (144A)                         40,583
     1,813,000       MBIA Insurance Co., 14.0%, 1/15/33 (144A)                     1,104,420
     1,365,000       Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                   1,058,652
     2,000,000       PAETEC Holding Corp., 9.5%, 7/15/15                           1,410,112
     1,485,000       Panolam Industries International, 10.75%, 10/1/13               970,375
     4,495,000       Sally Holdings LLC, 10.5%, 11/15/16                           4,448,553
       105,000       Tele Norte Leste Participacoes SA, 8.0%, 12/18/13               108,430
     2,955,000       Tenneco Automotive, Inc., 8.625%, 11/15/14                    2,445,508
     2,227,000       Tronox Worldwide LLC, 9.5%, 12/1/12                             805,432
     2,000,000       VeraSun Energy Corp., 9.375%, 6/1/17                            861,980
     4,237,000       VeraSun Energy Corp., 9.875%, 12/15/12                        3,173,835
     4,200,000       Warner Chilcott Corp., 8.75%, 2/1/15                          4,198,249
        70,000       Waste Services, Inc., 9.5%, 4/15/14                              71,648
       490,000       Wells Fargo Capital XV, 9.75%                                   478,087
     3,650,000       Yankee Acquisition Corp., 8.5%, 2/15/15                       2,685,892
       Shares
        74,000       Northwest Airlines Corp.                                        668,220
        17,200       Teva Pharmaceutical Industries, Ltd. (A.D.R.)                   787,588
                                                                                 -----------
                                                                                 $48,402,763
                                                                                 ===========

The accompanying notes are an integral part of these financial statements.

30            Pioneer High Income Trust | Semiannual Report | 9/30/08

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.

EURO Euro
ITL  Italian Lira
NOK  Norwegian Krone

Glossary of Terms:
(A.D.R.) American Depositary Receipt

Purchases and sales of securities (excluding temporary cash investments) for the period ended September 30, 2008, aggregated $52,973,926 and $60,186,054, respectively.

FAS 157 Footnote Disclosures

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below. Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 - quoted prices in active markets for identical securities
  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of September 30, 2008, in valuing the Trust's assets:

                                                                    Other
                                                  Investments       Financial
Valuation Inputs                                  in Securities     Instruments*
Level 1 - Quoted Prices                           $  2,260,456      $ 898.940
Level 2 - Other Significant Observable Inputs      512,416,453             --
Level 3 - Significant Unobservable Inputs                   --             --
--------------------------------------------------------------------------------
Total                                             $514,676,909      $ 898,940
================================================================================

*    Other financial instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            31

Statement of Assets and Liabilities | 9/30/08 (unaudited)

ASSETS:
  Investments in securities, at value
    (including securities loaned of $48,402,763)
    (cost $579,844,291)                                                   $514,676,909
  Foreign currencies, at value (cost $2,182,082)                             2,098,249
  Receivables --
  Dividends, interest and foreign tax reclaim                               13,141,534
  Forward foreign currency portfolio hedge contracts -- net                    898,940
  Other assets                                                                   6,684
  Prepaid expenses                                                              30,677
--------------------------------------------------------------------------------------
      Total assets                                                        $530,852,993
======================================================================================
LIABILITIES:
  Payables --
    Upon return of securities loaned                                      $ 50,134,495
  Due to custodian                                                           2,039,964
  Due to affiliates                                                            253,165
  Accrued expenses                                                              96,223
--------------------------------------------------------------------------------------
      Total liabilities                                                   $ 52,523,847
======================================================================================
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,040 shares,
    including dividends payable of $171,158                               $151,171,158
--------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                         $389,463,830
  Undistributed net investment income                                       11,303,632
  Accumulated net realized loss on investments and foreign currency
    transactions                                                            (9,220,457)
  Net unrealized loss on investments                                       (65,167,382)
  Net unrealized gain on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                   778,365
--------------------------------------------------------------------------------------
      Net assets applicable to common shareowners                         $327,157,988
======================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Based on $327,157,988/27,315,063 common shares                          $      11.98
======================================================================================

The accompanying notes are an integral part of these financial statements.

32            Pioneer High Income Trust | Semiannual Report | 9/30/08

Statement of Operations (unaudited)

For the Six Months Ended 9/30/08

INVESTMENT INCOME:
  Interest                                                                $ 27,502,275
  Dividends                                                                     25,612
  Income from securities loaned, net                                           289,370
------------------------------------------------------------------------------------------------------------
      Total investment income                                                                   $ 27,817,257
------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $  1,550,614
  Administrative fees                                                           45,226
  Transfer agent fees and expenses                                              29,379
  Auction agent fees                                                           201,153
  Custodian fees                                                                51,799
  Registration fees                                                             10,565
  Professional fees                                                             54,178
  Printing expense                                                              16,552
  Trustees' fees                                                                 7,903
  Pricing fee                                                                   10,229
  Miscellaneous                                                                 18,193
------------------------------------------------------------------------------------------------------------
      Total expenses                                                                            $  1,995,791
------------------------------------------------------------------------------------------------------------
      Less fees paid indirectly                                                                           (2)
------------------------------------------------------------------------------------------------------------
      Net expenses                                                                              $  1,995,789
------------------------------------------------------------------------------------------------------------
        Net investment income                                                                   $ 25,821,468
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
    Investments                                                           $ (1,804,132)
    Forward foreign currency contracts and other assets and liabilities
      denominated in foreign currencies                                     (1,031,848)         $ (2,835,980)
------------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) from:
    Investments                                                           $(39,593,414)
    Forward foreign currency contracts and other assets and liabilities
      denominated in foreign currencies                                      2,433,019          $(37,160,395)
------------------------------------------------------------------------------------------------------------
    Net loss on investments and foreign currency transactions                                   $(39,996,375)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME:                                                                          $ (2,563,034)
------------------------------------------------------------------------------------------------------------
  Net decrease in net assets applicable to common shareowners
    resulting from operations                                                                   $(16,737,941)
============================================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            33

Statement of Changes in Net Assets

For the Six Months Ended 9/30/08 and the Year Ended 3/31/08, respectively

                                                                     Six Months Ended
                                                                     9/30/08            Year Ended
                                                                     (unaudited)        3/31/08
FROM OPERATIONS:
Net investment income                                                $  25,821,468      $ 51,707,099
Net realized loss on investments and foreign currency
  transactions                                                          (2,835,980)       (2,517,818)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                (37,160,395)      (71,561,635)
Dividends and distributions to preferred shareowners from:
  Net investment income                                                 (2,563,034)       (6,061,497)
  Net realized gains                                                            --        (1,860,388)
----------------------------------------------------------------------------------------------------
    Net decrease in net assets applicable to common
      shareowners resulting from operations                          $ (16,737,941)     $(30,294,239)
----------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
    ($0.83 and $1.65 per share, respectively)                        $ (22,497,602)     $(44,810,401)
Net realized capital gains
    ($0.0 and $0.45 per share, respectively)                                    --       (12,222,501)
----------------------------------------------------------------------------------------------------
      Total distributions to common shareowners                      $ (22,497,602)     $(57,032,902)
----------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                        $   1,194,803      $  2,081,512
----------------------------------------------------------------------------------------------------
    Net increase in net assets applicable to common
      shareowners resulting from Trust share transactions            $   1,194,803      $  2,081,512
----------------------------------------------------------------------------------------------------
    Net decrease in net assets applicable to common
      shareowners                                                    $ (38,040,740)     $(85,245,629)
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                                    365,198,728       450,444,357
----------------------------------------------------------------------------------------------------
End of period                                                        $ 327,157,988      $365,198,728
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                  $  11,303,632      $ 10,542,800
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34            Pioneer High Income Trust | Semiannual Report | 9/30/08

Financial Highlights

                                                                         Six Months Ended   Year
                                                                         9/30/08            Ended
                                                                         (unaudited)        3/31/08
Per Common Share Operating Performance
Net asset value, beginning of period                                     $    13.41        $   16.63
----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
  Net investment income                                                  $     0.95        $    1.90
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                     (1.46)           (2.73)
  Dividends and distributions to preferred shareowners from:
    Net investment income                                                     (0.09)           (0.22)
    Net realized gains                                                           --            (0.07)
----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $    (0.60)       $   (1.12)
Dividends and distributions to common shareowners from:
  Net investment income                                                       (0.83)           (1.65)
  Net realized gains                                                             --            (0.45)
Capital charge with respect to issuance of preferred shares                      --               --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $    (1.43)       $   (3.22)
====================================================================================================
Net asset value, end of period(c)                                        $    11.98        $   13.41
----------------------------------------------------------------------------------------------------
Market value, end of period(c)                                           $    10.32        $   13.15
Total return at market value(d)                                              (16.44)%         (15.37)%
Ratios to average net assets of common shareowners
  Net expenses(e)                                                              1.09%(f)         1.02%
  Net investment income before preferred share dividends                      14.13%(f)        12.36%
  Preferred share dividends                                                    1.40%(f)         1.45%
  Net investment income available to common shareowners                       12.73%(f)        10.91%
Portfolio turnover                                                               11%              15%

                                                                      Year          Year             Year           Year
                                                                      Ended         Ended            Ended          Ended
                                                                      3/31/07       3/31/06          3/31/05        3/31/04
Per Common Share Operating Performance
Net asset value, beginning of period                                  $ 16.13       $   16.34        $   16.20      $ 13.43
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
  Net investment income                                               $  1.88       $    1.88        $    1.87      $  1.77
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                0.64            0.00(b)          0.15         2.73
  Dividends and distributions to preferred shareowners from:
    Net investment income                                               (0.27)          (0.19)           (0.10)       (0.06)
    Net realized gains                                                  (0.01)          (0.02)            0.00(b)        --
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $  2.24       $    1.67        $    1.92      $  4.44
Dividends and distributions to common shareowners from:
  Net investment income                                                 (1.65)          (1.65)           (1.65)       (1.65)
  Net realized gains                                                    (0.09)          (0.23)           (0.13)           --
Capital charge with respect to issuance of preferred shares                --              --               --        (0.02)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  0.50       $   (0.21)       $    0.14      $  2.77
===========================================================================================================================
Net asset value, end of period(c)                                     $ 16.63       $   16.13        $   16.34      $ 16.20
---------------------------------------------------------------------------------------------------------------------------
Market value, end of period(c)                                        $ 17.84       $   16.80        $   15.12      $ 16.57
Total return at market value(d)                                         17.61%          24.84%            1.97%       27.33%
Ratios to average net assets of common shareowners
  Net expenses(e)                                                        1.01%           0.99%            1.00%        0.96%
  Net investment income before preferred share dividends                11.57%          11.68%           11.60%       11.64%
  Preferred share dividends                                              1.67%           1.19%            0.63%        0.39%
  Net investment income available to common shareowners                  9.90%          10.49%           10.97%       11.25%
Portfolio turnover                                                         27%             20%              54%          66%

The accompanying notes are an integral part of these financial statements.

35            Pioneer High Income Trust | Semiannual Report | 9/30/08

                                                                          Six Months Ended   Year
                                                                          9/30/08            Ended
                                                                          (unaudited)        3/31/08
Net assets of common shareowners, end of period (in thousands)            $ 327,158          $ 365,199
Preferred shares outstanding (in thousands)                               $ 151,000          $ 151,000
Asset coverage per preferred share, end of period                         $  79,194          $  85,481
Average market value per preferred share(g)                               $  25,000          $  25,000
Liquidation value, including dividends payable, per preferred share       $  25,028          $  25,018
Ratios to average net assets of common shareowners before
  reimbursement of waivers
    Net expenses(e)                                                            1.09%(f)           1.02%
    Net investment income before preferred share dividends                    14.13%(f)          12.36%
    Preferred share dividends                                                  1.40%(f)           1.45%
    Net investment income available to common shareowners                     12.73%(f)          10.91%
-------------------------------------------------------------------------------------------------------

                                                                        Year          Year          Year          Year
                                                                        Ended         Ended         Ended         Ended
                                                                        3/31/07       3/31/06       3/31/05       3/31/04
Net assets of common shareowners, end of period (in thousands)          $ 450,444     $ 434,429     $ 438,303     $ 433,556
Preferred shares outstanding (in thousands)                             $ 151,000     $ 151,000     $ 151,000     $ 151,000
Asset coverage per preferred share, end of period                       $  99,597     $  96,940     $  97,569     $  96,781
Average market value per preferred share(g)                             $  25,000     $  25,000     $  25,000     $  25,000
Liquidation value, including dividends payable, per preferred share     $  25,020     $  25,015     $  25,003     $  25,000
Ratios to average net assets of common shareowners before
  reimbursement of waivers
   Net expenses(e)                                                           1.01%         0.99%         1.00%         0.96%
   Net investment income before preferred share dividends                   11.57%        11.68%        11.60%        11.64%
   Preferred share dividends                                                 1.67%         1.19%         0.63%         0.39%
   Net investment income available to common shareowners                     9.90%        10.49%        10.97%        11.25%
----------------------------------------------------------------------------------------------------------------------------

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  Amount is less than $0.01 per common share.
(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.
(e) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(f)  Annualized.
(g)  Market value is redemption value without an active market.

The information above represents the operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

36            Pioneer High Income Trust | Semiannual Report | 9/30/08

Notes to Financial Statements | 9/30/08 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's Shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments will be concentrated in the high-yield securities, it will be subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

           Pioneer High Income Trust | Semiannual Report | 9/30/08            37

A.   Security Valuation

     Security transactions are recorded as of trade date. Investments in Loan Interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such investments will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations.

     Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchanges where they are traded. Securities or Loan Interests for which market quotations are not readily available are valued using fair value methods pursuant to procedure adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. As of September 30, 2008, the Trust had no fair valued securities. Temporary cash investments are valued at amortized cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discounts and premiums on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

38            Pioneer High Income Trust | Semiannual Report | 9/30/08

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Trust enters into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by Tax authorities) due to expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain (loss) on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            39

     The tax character of current year distributions paid to common and preferred shareowners will be determined at the end of the fiscal year. Distributions during the year ended March 31, 2008 were as follows:

                                                  2008
     Distributions paid from:
     Ordinary Income                       $52,250,498
     Net long-term capital gains            12,704,289
     -------------------------------------------------
       Total taxable distribution          $64,954,787
     =================================================

     The following shows components of distributable earnings on a federal income tax basis at March 31, 2008.

                                                         2008
     Distributable earnings:
     Undistributed ordinary income               $   9,845,904
     Undistributed long-term capital gains              16,941
     Dividends payable                                (109,057)
     Unrealized depreciation                       (32,824,087)
     ---------------------------------------------------------
       Total                                     $ (23,070,299)
     =========================================================

     The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on straddles and wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized losses on certain foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses and other book/tax temporary differences.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interests received from counterparties, is required to be at least equal to or in excess of the repurchase price at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or subcustodians. Pioneer Investment Management, Inc., the Trust's investment adviser, is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.   Securities Lending

     The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Trust's custodian acting as the lending agent. When entering into a loan, the Trust receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees.

40            Pioneer High Income Trust | Semiannual Report | 9/30/08

     The Trust also continues to receive interest or payments in lieu of dividends on the securities loaned. Unrealized gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the securities lending arrangement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments. Securities lending collateral is managed by Credit Suisse.

G.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's

           Pioneer High Income Trust | Semiannual Report | 9/30/08            41
     open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.   Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of UniCredit ("UniCredit") manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average weekly managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the six months ended September 30, 2008, the net management fee was equivalent to 0.85% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At September 30, 2008, $253,165 was payable to PIM related to management costs, administrative costs and certain other services and is in included in "Due to affiliates" on the Statement of Assets and Liabilities.

PIM has retained Princeton Administrators, LLC ("Princeton") to provide certain administrative and accounting services to the Trust on its behalf. PIM pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Trust.

3.   Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

42            Pioneer High Income Trust | Semiannual Report | 9/30/08

4.   Expense Offset Arrangements

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended September 30, 2008, the Trust expenses were reduced by $2 under such arrangement.

5.   Forward Foreign Currency Contracts

The Trust may enter into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make delivery of the specified currency. Alternatively, prior to the settlement date of these hedges, the Trust may close out such contracts by entering into offsetting hedge contract.

Open portfolio hedges at September 30, 2008 were as follows:

               Net                                                                    Net
               Contracts        In Exchange            Settlement                     Unrealized
Currency       to (Deliver)     For US$                Date          US$ Value        Gain
EURO           (7,000,000)      $ (10,285,184)          2/4/09       $ (9,867,729)    $417,455
EURO           (3,700,000)         (5,680,610)         6/11/09         (5,199,125)     481,485
----------------------------------------------------------------------------------------------
  Total                                                                               $898,940
==============================================================================================

As of September 30, 2008, the Trust had no outstanding forward currency settlement hedges.

6.   Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended September 30, 2008 and the year ended March 31, 2008 were as follows:

                                                  9/2008           3/2008
Shares outstanding at beginning of period     27,227,442       27,093,609
Reinvestment of distributions                     87,621          133,833
-------------------------------------------------------------------------
Shares outstanding at end of period           27,315,063       27,227,442
=========================================================================

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of September 30, 2008, there were 6,040 AMPS as follows: Series M7-2,020, Series W28-2,020 and Series TH7-2,000.

Dividends on Series M7 and Series TH7 are cumulative at a rate which is reset every seven days based on the results of an auction. An auction fails if there are more AMPS offered than there are buyers. When an auction fails, the dividend

           Pioneer High Income Trust | Semiannual Report | 9/30/08            43
rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. You will not be able to sell your AMPS at an auction if the auction fails. Since February 13, 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for the 7-Day Series is 150% of the 7 day commercial paper rate. The maximum rate for the 28 day Series is 150% of the 30 day commercial paper rate. Dividends on Series W28 are also cumulative at a rate reset every 28 days based on the results of an auction. AMPS dividend rates ranged from 2.91% to 4.71% during the six months ended September 30, 2008.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

7.   New Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Trust's financial statement disclosures.

44            Pioneer High Income Trust | Semiannual Report | 9/30/08

8.   Subsequent Events

Subsequent to September 30, 2008, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.1375 per common share payable October 31, 2008, to common shareowners of record on October 15, 2008.

Subsequent to September 30, 2008, dividends declared and paid on preferred shares totaled $510,182 in aggregate for the three outstanding preferred share series through November 7, 2008.

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There have been no changes in the principle risk factors associated with investment in the Trust. Day-to-day management of the Trust's portfolio is the responsibility of Andrew Feltus. Mr. Feltus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a Senior vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Additional Information Regarding the Trust's Investment Policies

Event-Linked Bonds

The Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Trust may lose a portion or all of its accrued interest and/or principal invested in such

           Pioneer High Income Trust | Semiannual Report | 9/30/08            45
event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Trust's investment in such event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a more liquid market in these instruments will develop.

Event-linked bonds typically are rated by at least one nationally recognized rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes- Oxley Act.

46            Pioneer High Income Trust | Semiannual Report | 9/30/08

RESULTS OF SHAREOWNER MEETING (unaudited)

On September 22, 2008, Pioneer High Income Trust held its annual meeting of shareowners to elect Class III Trustees. All Class III Trustees were elected. Here are the detailed results of the votes.

Proposal 1 -- To elect Class III Trustees.

Nominee                      Affirmative           Withheld
Benjamin M. Friedman         24,782,417            474,099
Margaret B.W. Graham         24,789,468            467,048
Daniel K. Kingsbury, Jr.     24,795,778            460,738

           Pioneer High Income Trust | Semiannual Report | 9/30/08            47

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, LLC

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

48            Pioneer High Income Trust | Semiannual Report | 9/30/08

                            This page for your notes.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            49

                            This page for your notes.

50            Pioneer High Income Trust | Semiannual Report | 9/30/08

                            This page for your notes.

           Pioneer High Income Trust | Semiannual Report | 9/30/08            51

                            This page for your notes.

52            Pioneer High Income Trust | Semiannual Report | 9/30/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information                             1-800-710-0935
Or write to AST:
For                                             Write to

General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com

This report must be preceded or accompanied by a prospectus.

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.

[LOGO]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2008 Pioneer Investments 19432-02-1108


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Information not required in semi annual reports on form NCSR.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 28, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 28, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date November 28, 2008

* Print the name and title of each signing officer under his or her signature.